SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)  June 27, 1997
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                      Commission File Number 1-6392
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                PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
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         (Exact name of registrant as specified in its charter)


               NEW HAMPSHIRE                    02-018150
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


     1000 ELM STREET, MANCHESTER, NEW HAMPSHIRE          03105
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      (Address of principal executive offices)        (Zip Code)


                          (603) 669-4000
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         (Registrant's telephone number, including area code)


                          Not Applicable
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      (Former name or former address, if changed since last report)

Item 5. Other Events

1.  Nuclear Matters - Nuclear Training Programs

     On June 27, 1997, nuclear management of Northeast Utilities (NU) temporarily suspended all nuclear training programs at Millstone to address programmatic deficiencies identified by Northeast Nuclear Energy Company (NNECO)and Nuclear Regulatory Commission (NRC) inspectors during reviews of the System's licensed operator training programs at the System's four Connecticut nuclear units. The decision to suspend the nuclear training programs was primarily based on a determination that there is insufficient feedback between work functions and training so as to ensure training programs are appropriately refined to reflect such items as changing needs and experience.

     Management has not yet determined when the various training programs will be fully operational, but is currently developing a list of priorities for programs to get back on line. Management does not believe at this time that the suspension will affect the System's schedule to restart the Millstone nuclear units. Management continues to proceed with its current work towards restart and announced on June 30, 1997 that Millstone 2 was ready to begin the Independent Corrective Action Verification Program (ICAVP), as scheduled, and requested that the NRC identify the particular systems to be reviewed by the Millstone 2 ICAVP contractor. The ICAVP contractor for Millstone 3 began its inspections on May 27, 1997, also as scheduled.

     The three Millstone units are located in Waterford, Connecticut. Millstone 1, 2 and 3 have been out of service since November 4, 1995, February 21, 1996 and March 30, 1996, respectively.

     For additional information regarding nuclear performance matters and nuclear regulatory requirements, see NU's Form 10-Q for the quarter ended March 31, 1997 and "Item 1. Business - Electric Operations - Nuclear Generation" in NU's 1996 Form 10-K.


2.  New Hampshire Rate Matters

     On June 30, 1997, the court-appointed mediator in the industry restructuring dispute between the State of New Hampshire and PSNH and NU, filed a letter report with the U. S. District Court in Rhode Island, stating "it is my professional judgment that the mediation is progressing toward a resolution and should continue." Under the court's original order establishing the mediation, this report extends the mediation to August 4, 1997.

     For additional information regarding this matter, see NU's Form 10-Q for the quarter ended March 31, 1997 and "Item 1. Business - Rates - New Hampshire Retail Rates" in NU's 1996 Form 10-K.

3.  Seabrook Return to Service

     On June 28, 1997, the Seabrook nuclear unit in New Hampshire returned to service following a 50-day planned refueling and maintenance outage.






                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
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                                          Registrant




Date  July 3, 1997         By     /s/John B. Keane
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                                   John B. Keane
                                   Vice President and Treasurer